SCHEDULE 13D                                               PAGE 42 OF 50 PAGES



                                 EXHIBIT 99.2
                     Executive Officers and Directors of
                         Wilmington Securities, Inc.*

Name and Address                                           Position
 ----------------                                           --------

H. Vaughan Blaxter, III                  President and Secretary
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                      Vice President, Chief Financial Officer, Treasurer
824 Market Street, Suite 900             and Director
Wilmington, Delaware 19801

Lario M. Marini                          Senior Vice President and Director
Rodney Square North
Wilmington, Delaware 19801

Richard H. Brown                         Assistant Vice President and Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Jody B. Cosner                           Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                          Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Charles H. Bracken, Jr.                  Assistant Secretary and Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke                           Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


*All officers and directors of Wilmington Securities, Inc. are U.S. citizens.

SCHEDULE 13D                                               PAGE 43 OF 50 PAGES



                      Executive Officers and Directors of
                           Juliet Challenger, Inc.*

Name and Address                                           Position
 ----------------                                           --------

H. Vaughan Blaxter, III                  President and Secretary
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                      Vice President, Chief Financial Officer, Treasurer
824 Market Street, Suite 900             and Director
Wilmington, Delaware 19801

Lario M. Marini                          Senior Vice President and Director
Rodney Square North
Wilmington, Delaware 19801

Richard H. Brown                         Assistant Vice President and Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Jody B. Cosner                           Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                          Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Charles H. Bracken, Jr.                  Assistant Secretary and Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke                           Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


*All officers and directors of Wilmington Securities, Inc. are U.S. citizens.

SCHEDULE 13D                                               PAGE 44 OF 50 PAGES




                      Executive Officers and Directors of
                             The Hillman Company*


Henry L. Hillman                         Chairman of the Executive Committee and Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C.G. Grefenstette                        Chairman of the Board and Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner                       President, Chief Executive Officer, and Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III                  Vice President, Secretary, General Counsel and
1900 Grant Building                      Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow                           Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley                    Vice President, Associate General Counsel and Assistant Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando                      Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philip                          Vice President - Personnel and Administration
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Richard M. Johnston                      Vice President - Investments, and Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

John W. Hall                             Vice President - Accounting and Information Services
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                        Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

*All officers and directors of The Hillman Company are U.S. citizens.

SCHEDULE 13D                                               PAGE 45 OF 50 PAGES




                      Executive Officers and Directors of
                       The Hillman Company* (continued)

Joseph C. Manzinger                      Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy P Hall                           Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                        Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                           Controller-Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Maurice J. White                         Vice President-Shareholder Services
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                         Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.                  Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Cornelius Conley                         Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard Roesch                        Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mary Black Strong                        Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamycyk                      Assistant Secretary and Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

*All officers and directors of The Hillman Company are U.S. citizens.

SCHEDULE 13D                                               PAGE 46 OF 50 PAGES




                      Executive Officers and Directors of
                             The Hillman Company*

Elsie H. Hillman                         Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

William T. Hillman                       Director
1800 Grant Building
Pittsburgh, Pennsylvania 15219

*All officers and directors of The Hillman Company are U.S. citizens.